UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number  811-21842
                                                     -----------

                   First Trust Strategic High Income Fund II
         ---------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
         ---------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                Wheaton, IL 60187
          ---------------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                       Date of fiscal year end:  October 31
                                                ------------

                   Date of reporting period:  October 31, 2010
                                             ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                                                    FIRST TRUST
                                                    STRATEGIC
                                                    High Income
                                                    Fund II



                                                    Annual Report

                                                    For the Year Ended
                                                    October 31, 2010



First Trust [Logo Omitted]    Brookfield

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


                First Trust Strategic High Income Fund II (FHY)
                                 Annual Report
                                October 31, 2010


 Shareholder Letter.........................................................  1
 At A Glance................................................................  2
 Portfolio Commentary ......................................................  3
 Portfolio of Investments...................................................  5
 Statement of Assets and Liabilities........................................ 11
 Statement of Operations.................................................... 12
 Statements of Changes in Net Assets........................................ 13
 Statement of Cash Flows.................................................... 14
 Financial Highlights....................................................... 15
 Notes to Financial Statements.............................................. 16
 Report of Independent Registered Public Accounting Firm.................... 24
 Additional Information..................................................... 25
 Board of Trustees and Officers............................................. 29
 Privacy Policy............................................................. 31


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund II (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Brookfield are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
Shareholder Letter
--------------------------------------------------------------------------------


                First Trust Strategic High Income Fund II (FHY)
                                 Annual Report
                                October 31, 2010

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Strategic High Income Fund II (the "Fund").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, successful investors understand that having a long-term investment perspective through all kinds of markets can help them reach their investing goals. First Trust is a long-term investor and investment manager, and we will continue to bring investments we believe fit investors with long-term goals.

The report you hold contains detailed information about your investment; a portfolio commentary from the Fund's management team that provides a recap of the period; a performance analysis and a market and Fund outlook. Additionally, you will find the Fund's financial statements for the twelve months this report covers. I encourage you to read this document and discuss it with your financial advisor.

First Trust offers a variety of products that can fit many financial plans to help those investors who are seeking long-term financial success and we remain committed to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. In addition to going over your investment plan, you may want to talk to your advisor about the investments First Trust offers that might also fit your financial plan.

At First Trust we continue to be committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio. We value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

 /s/ James A. Bowen

James A. Bowen
President of First Trust Strategic High Income Fund II

FIRST TRUST STRATEGIC HIGH INCOME FUND II
"AT A GLANCE"
AS OF OCTOBER 31, 2010 (UNAUDITED)


---------------------------------------------------------------------------
FUND STATISTICS
---------------------------------------------------------------------------

Symbol on New York Stock Exchange                                     FHY
Common Share Price                                                  $4.83
Common Share Net Asset Value ("NAV")                                $5.29
Premium (Discount) to NAV                                           (8.70)%
Net Assets Applicable to Common Shares                        $50,468,212
Current Monthly Distribution per Common Share (1)                 $0.0350
Current Annualized Distribution per Common Share                  $0.4200
Current Distribution Rate on Closing Common Share Price (2)          8.70%
Current Distribution Rate on NAV (2)                                 7.94%

---------------------------------------------------------------------------


-----------------------------------------------
COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)
-----------------------------------------------

              (PERFORMANCE GRAPH)

                  Common
                   Share
                   Price        NAV
                  ------       ----
10/31/2009         4.39        4.74
11/06/2009         4.33        4.64
11/13/2009         4.26        4.68
11/20/2009         4.35        4.81
11/27/2009         4.39        4.80
12/04/2009         4.35        4.75
12/11/2009         4.39        4.77
12/18/2009         4.50        4.79
12/24/2009         4.53        4.77
12/31/2009         4.61        4.77
01/08/2010         4.57        4.79
01/15/2010         4.66        4.89
01/22/2010         4.70        4.91
01/29/2010         4.69        4.91
02/05/2010         4.45        4.73
02/12/2010         4.51        4.68
02/19/2010         4.66        4.78
02/26/2010         4.37        4.87
03/05/2010         4.41        4.88
03/12/2010         4.49        4.93
03/19/2010         4.48        4.85
03/26/2010         4.49        4.93
04/01/2010         4.49        4.91
04/09/2010         4.49        4.94
04/16/2010         4.53        5.02
04/23/2010         4.55        5.03
04/30/2010         4.61        5.05
05/07/2010         4.30        4.95
05/14/2010         4.33        4.97
05/21/2010         4.20        4.89
05/28/2010         4.34        4.94
06/04/2010         4.31        4.92
06/11/2010         4.35        4.89
06/18/2010         4.35        4.99
06/25/2010         4.39        4.98
07/02/2010         4.33        4.90
07/09/2010         4.36        4.95
07/16/2010         4.37        4.99
07/23/2010         4.43        5.03
07/30/2010         4.61        5.10
08/06/2010         4.64        5.06
08/13/2010         4.64        5.02
08/20/2010         4.60        5.04
08/27/2010         4.63        5.04
09/03/2010         4.60        5.04
09/10/2010         4.61        5.08
09/17/2010         4.67        5.11
09/24/2010         4.71        5.11
10/01/2010         4.67        5.13
10/08/2010         4.69        5.21
10/15/2010         4.75        5.24
10/22/2010         4.80        5.26
10/31/2010         4.83        5.29



-------------------------------------------------------------------------------
PERFORMANCE
-------------------------------------------------------------------------------

                                                              Average Annual
                                                               Total Return
                                           1 Year Ended   Inception (3/28/2006)
                                            10/31/2010          to 10/31/2010
                                          --------------   --------------------
Fund Performance (3)
NAV                                           23.46%             -12.29%
Market Value                                  21.71%             -14.87%
Index Performance
Barclays Capital Ba U.S. High Yield Index     19.18%               9.57%
-------------------------------------------------------------------------------


--------------------------------------------------------------------------
                                                              % OF TOTAL
   ASSET CLASSIFICATION                                       INVESTMENTS
--------------------------------------------------------------------------
  Corporate Bonds and Notes                                        73.3%
  U.S. Government Agency Mortgage-Backed Securities                 7.2
  Manufactured Housing Loans                                        5.6
  Commercial Mortgage-Backed Securities                             5.6
  Credit Card Receivables                                           4.2
  Residential Mortgage-Backed Securities                            3.2
  Senior Floating-Rate Note                                         0.4
  Collateralized Debt Obligations                                   0.4
  Equity                                                            0.1
 -------------------------------------------------------------------------
     Total                                                        100.0%
                                                                  ========


--------------------------------------------------------------------------
                                                            % OF TOTAL
                                                            FIXED-INCOME
CREDIT QUALITY (4)                                          INVESTMENTS
--------------------------------------------------------------------------
  AAA                                                              12.3%
  AA                                                                1.0
  AA-                                                               1.1
  A+                                                                0.7
  BBB-                                                              1.0
  BB+                                                               1.5
  BB                                                               11.0
  BB-                                                              11.7
  B+                                                               15.9
  B                                                                10.9
  B-                                                               14.4
  CCC+                                                              5.6
  CCC                                                               3.6
  CCC-                                                              1.1
  C                                                                 7.4
  D                                                                 0.8
--------------------------------------------------------------------------
  Total                                                           100.0%
                                                                 ========


(1) Most recent distribution paid or declared through 10/31/2010. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 10/31/2010. Subject to change in the future.

(3) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(4) The credit quality information represented refelcts the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

--------------------------------------------------------------------------------
                              PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                                  SUB-ADVISOR

BROOKFIELD INVESTMENT MANAGEMENT INC.

Brookfield Investment Management Inc. ("Brookfield") is an SEC-registered investment advisor specializing in core fixed-income, high yield, structured products (mortgage-backed securities ("MBS") including Commercial MBS, Residential MBS and Asset-Backed Securities ("ABS")) as well as global real estate securities and listed infrastructure securities. Headquartered in New York, the firm had approximately $23 billion of assets under management* as of September 30, 2010. Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of September 30, 2010.

* Includes assets managed through AMP Capital Brookfield Pty Limited.

                           PORTFOLIO MANAGEMENT TEAM

DANA E. ERIKSON, CFA
MANAGING DIRECTOR

Mr. Erikson, Portfolio Manager and the Head of the High Yield Team, is responsible for Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson has 24 years of investment experience. Mr. Erikson received a Bachelor of Arts degree in Economics from Brown University and a Masters degree, with honors, from Northeastern University. He also holds the Chartered Financial Analyst designation and is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA
DIRECTOR

Mr. Breaks is a Portfolio Manager and an MBS/ABS team leader in the Structured Products Investments team. Mr. Breaks is also head of the Short Term Investments and Financing business, including repo-financing. Mr. Breaks joined the firm from Brookfield Asset Management. At Brookfield Asset Management, he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic CDO, and development of insurance-related investment products. Mr. Breaks earned a Bachelor of Science degree in Electrical Engineering from the Massachusetts Institute of Technology. He holds the Chartered Financial Analyst designation.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND II

The primary investment objective of the First Trust Strategic High Income Fund II ("FHY" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its managed assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk bonds"). Managed assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP AND OUTLOOK
High Yield

The high-yield market continued its rally over the 12 months ended October 31, 2010. While returns for the high-yield markets, as measured by the Barclays Capital Ba U.S. High Yield Index, were not as strong as in the prior 12 months, it is worth highlighting that a number of important and supportive themes persisted. Perhaps one of the most dramatic was continued access to the new issue market. As investors searched for investments that provided income, money flowed into the high-yield market, resulting in robust demand for new high-yield corporate bonds. This demand has allowed many companies to aggressively manage their balance sheets and drive healthy liquidity positions, as well as removing much of the near-term maturities in the market. Lower-quality bonds continued their performance advantage over the past 12 months, although by a smaller margin than in the prior 12 months. Finally, defaults continued to decline, with very few defaults during the period.

Together, these themes point to a positive backdrop for corporate credit. Some volatility has remained as concerns over European sovereign debt and the ability of the Federal Reserve to stimulate economic growth have weighed on investor enthusiasm. However, we believe that the outlook for the corporate high-yield debt market remains positive. As yield spreads in the market have narrowed dramatically since their peak, we believe the potential for future total return performance has diminished to an extent.

--------------------------------------------------------------------------------
                       PORTFOLIO COMMENTARY - (Continued)
--------------------------------------------------------------------------------

As we expected, the level of defaults peaked in late 2009 and has fallen dramatically this year. The 12-month default rate ended 2009 at 12.7%1 and dropped substantially to less than 3% at the end of October 2010.2 Many analysts have reduced their forecast default rate for 2010, and we expect it to be around 2% for the year, representing continued improvement in credit quality. For the month of October, only two companies defaulted, Terrestar and Wolverine Tube.(3)

Most new issues came well-subscribed and traded well in the aftermarket. Over the past 12 months, approximately 68% of new issue proceeds were for refinancing,4 further addressing the much-feared maturity wall many companies face between 2013 through 2015. Refinancing has the effect of reducing overall credit risk in the market by providing companies with longer-term capital. The large new issue calendar enhances this positive credit effect, providing a boost to prices, rather than weighing heavily on buyers moving prices lower.

We continue to maintain our positive view of the high-yield market, and find the current yield spreads attractive in view of the favorable trend in corporate credit quality. We note that rating agencies are upgrading more high-yield companies than they are downgrading at the greatest rate in 12 years,4 a view with which we agree. Furthermore, we believe high-yield will remain attractive to yield-hungry investors in a world offering few opportunities to invest for income.

Structured Products

Measures of collateral performance for most segments of the structured products market were flat on an absolute basis. In some other sectors, this may have disappointed the market and caused a sell-off; however, for structured products expectations are quite conservative and flat performance was cause for a rally. On a risk-adjusted basis, we continue to see a great deal of value in structured products, especially credit-sensitive structured products such as non-Agency residential mortgage-backed securities and commercial mortgage-backed securities. Prices have the potential to improve significantly as yields are high on a relative (and absolute) basis to other sectors. In addition, the limited supply of non-Agency securities, due to almost no new issuance, will also help drive prices upwards.

PERFORMANCE ANALYSIS

For the fiscal year ended October 31, 2010, the Fund's net asset value ("NAV") increased by 11.60%, resulting in an NAV total return5 of 23.46%. For the period, the Fund traded from a discount to NAV of 7.38% to a discount to NAV of 8.70%, resulting in a market value total return5 of 21.71%. The Fund also benefited from the recovery in the structured products market, especially Merit Securities Corp., Series 13, Class M2, BankAmerica Manufactured Housing Contract Trust II Series 1997-1, Class B1 and Structured Asset Securities Corp. Series 2002-HF2, Class M3. These three securities, comprised of two manufactured housing bonds and a sub-prime residential mortgage-backed security, respectively, resulted in an NAV total return of approximately 5.5%. This was counterbalanced by ACLC Business Loan Receivables Trust Series 1998-2, Class B, FMAC Loan Receivables Trust T 1996-B, Class A2 and Green Tree Financial Corp. Series 1999-4, Class M1, which generated losses of approximately 7%.

The total return for the Fund's benchmark, the Barclays Capital Ba U.S. High Yield Index, was 19.18% for the 12 months ended October 31, 2010. While the benchmark contains mostly corporate debt, the Fund had significant exposure to structured finance and mortgage-related securities during the period. As investor risk appetite continued to return to the market during the period covered by this report, corporate credit spreads tightened dramatically resulting in strong performance by the Fund's benchmark. Lower quality names performed the best, as evidenced by the 20.41% return of the Barclays Capital Caa U.S. High Yield Index for the 12 months ended October 31, 2010.

DISCLOSURE

The Fund's portfolio holdings are subject to change without notice. The mention of specific securities is not a recommendation or solicitation for any person to buy, sell or hold any particular security. There is no assurance that the Fund currently holds these securities.

The Barclays Capital Ba U.S. High Yield Index is the Ba component of the Barclays Capital U.S. High Yield Index, which covers the universe of fixed rate, non-investment grade debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeroes, step-up coupon structures, 144-As and pay-in-kind bonds (PIKs, as of October 1, 2009) are also included. The index is unmanaged and, unlike the Fund, is not affected by cash flows or trading and other expenses. It is not possible to invest directly in an index. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

-----------------------
1 Merrill Lynch "Situation Room: High Yield in 2010: Year Ahead Outlook," December 28, 2009, p. 4.

2   JP Morgan, High Yield Market Monitor, October 1, 2010, p. 14.

3   JP Morgan, High Yield Market Monitor, October 1, 2010, p. 1.

4   Credit Suisse "Leveraged Finance Strategy Update" October 1, 2010, p. 2.

5 Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

First Trust Strategic High Income Fund II
Portfolio of Investments (a)
October 31, 2010


PRINCIPAL                                                                  STATED        STATED
  VALUE           DESCRIPTION                                              COUPON        MATURITY         VALUE
----------------  ------------------------------------------------------   ------        --------      ------------
ASSET-BACKED SECURITIES - 16.5%

                  BankAmerica Manufactured Housing Contract Trust II
$      2,300,000     Series 1997-1, Class B1 (b)................            6.94%        06/10/21      $   1,602,564
                  Bombardier Capital Mortgage Securitization Corp.
         675,969     Series 1999-B, Class A3 ...................            7.18%        12/15/29            427,432
                  Citibank Credit Card Issuance Trust
       2,300,000     Series 2006-A3, Class A3 ..................            5.30%        03/15/18          2,684,661
                  Citigroup Mortgage Loan Trust, Inc.
       2,301,000     Series 2003-HE3, Class M4 (c)..............            3.26%        12/25/33            190,027
                  Conseco Finance Securitizations Corp.
         395,817     Series 1999-6, Class M1 (d)................            7.96%        06/01/30              5,302
       1,629,507     Series 2001-3, Class M1 ...................            7.15%        05/01/33            790,516
                  Green Tree Financial Corp.
       1,417,750     Series 1996-6, Class B1 ...................            8.00%        09/15/27            370,859
       4,751,819     Series 1999-4, Class M1 ...................            7.60%        05/01/31            160,988
                  GSAMP Trust
         970,758     Series 2006-S3, Class A2 (e)...............            5.77%        05/25/36             59,563
         850,377     Series 2006-S5, Class A1 (c)...............            0.35%        09/25/36             20,963
                  IMC Home Equity Loan Trust
       2,787,682     Series 1997-3, Class B ....................            7.87%        08/20/28            778,202
       3,107,281     Series 1997-5, Class B ....................            7.59%        11/20/28            322,282
                  Independence III CDO, Ltd.
       2,000,000     Series 3A, Class C1 (c) (d) (f)............            2.79%        10/03/37             11,640
                  Long Beach Mortgage Loan Trust
       1,914,840     Series 2006-A, Class A2 (e)................            5.55%        05/25/36            126,552
                  Morgan Stanley Capital I, Inc.
          59,585     Series 2004-NC5, Class B4 (c) (d)..........            4.01%        05/25/34              6,020
                  Oakwood Mortgage Investors, Inc.
       1,112,080     Series 1999-B, Class M1 ...................            7.18%        12/15/26            242,364
                  Stanfield Azure CLO, Ltd.
         169,429     Series 2006-1A, Class X (g)................            5.34%        05/27/20            171,357
                  Structured Asset Securities Corp.
         339,625     Series 2006-GEL1, Class A1 (c) (g).........            0.40%        11/25/35            339,095
                  Summit Lake CLO, Ltd.
          40,765     Series 2005-1A, Class X (g)................            5.25%        02/24/11             41,458
                                                                                                       -------------
                  TOTAL ASSET-BACKED SECURITIES ..........................................                 8,351,845
                  (Cost $7,566,491)                                                                    -------------

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.5%

                  Countrywide Home Loan Mortgage Pass Through Trust
         229,318     Series 2005-27, Class 2A1 .................            5.50%        12/25/35            205,015
                  Wells Fargo Mortgage Backed Securities Trust
         561,000     Series 2006-8, Class A15 ..................            6.00%        07/25/36            528,662
                                                                                                       -------------
                  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ...............................                  733,677
                  (Cost $706,650)                                                                      -------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.1%

                  Banc of America Large Loan, Inc.
       1,000,000     Series 2005-MIB1, Class L (c) (d) (e)......            3.26%       03/15/22            278,261
                  Citigroup/Deutsche Bank Commercial Mortgage Trust
         590,000     Series 2007-CD4, Class A4 .................            5.32%       12/11/49            616,553


                 See Notes to Financial Statements                        Page 5




First Trust Strategic High Income Fund II
Portfolio of Investments (a)-(Continued)
October 31, 2010


PRINCIPAL                                                                  STATED        STATED
  VALUE           DESCRIPTION                                              COUPON        MATURITY         VALUE
----------------  ------------------------------------------------------   ------        --------      ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES - (CONTINUED)

                  Commercial Mortgage Pass Through Certificates
$        645,000     Series 2007-C9, Class A4 (c)...............            5.81%       12/10/49       $    699,361
                  GE Capital Commercial Mortgage Corp.
         955,269     Series 2000-1, Class G (d) (e).............            6.13%       01/15/33            520,285
                  Greenwich Capital Commercial Funding Corp.
         400,000     Series 2007-GG11, Class A4 ................            5.74%       12/10/49            422,836
                  LB-UBS Commercial Mortgage Trust
       2,727,882     Series 2001-C7, Class S (d) (e)............            5.87%       11/15/33             49,618
                  Morgan Stanley Capital I
       5,000,000     Series 2003-IQ5, Class O (d) (e)...........            5.24%       04/15/38            474,334
                                                                                                       ------------
                   TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES .............................              3,061,248
                   (Cost $2,639,505)                                                                   ------------

CORPORATE BONDS AND NOTES - 93.0%

                  AUTOMOTIVE - 1.3%
         600,000  Ford Motor Co. ..............................             6.50%       08/01/18            637,500
                                                                                                       ------------
                  BASIC INDUSTRY - 13.9%
         645,000  AK Steel Corp. (h)...........................             7.63%       05/15/20            674,831
         330,000  Appleton Papers, Inc. (g)....................            10.50%       06/15/15            320,100
         650,000  Arch Coal, Inc. (h)..........................             8.75%       08/01/16            732,875
         500,000  Associated Materials LLC (g).................             9.13%       11/01/17            526,250
         675,000  Cascades, Inc. ..............................             7.88%       01/15/20            728,156
         675,000  Georgia-Pacific LLC (h)......................             7.38%       12/01/25            749,250
         450,000  Hexion U.S. Finance Corp./Hexion Nova
                      Scotia Finance ULC ......................             8.88%       02/01/18            485,438
         675,000  Steel Dynamics, Inc. (g) (h).................             7.63%       03/15/20            727,312
         675,000  United States Steel Corp. (h)................             7.38%       04/01/20            707,906
         600,000  Verso Paper Holdings LLC/Verso Paper, Inc. ..            11.50%       07/01/14            672,000
         675,000  Westlake Chemical Corp. (h)..................             6.63%       01/15/16            696,937
                                                                                                       ------------
                                                                                                          7,021,055
                                                                                                       ------------
                  CAPITAL GOODS - 11.6%
         650,000  BE Aerospace, Inc. (h).......................             8.50%       07/01/18            729,625
         140,000  Berry Plastics Corp. ........................             9.50%       05/15/18            137,900
         650,000  Bombardier, Inc. (g) (h).....................             7.75%       03/15/20            724,750
         650,000  CNH America LLC (h)..........................             7.25%       01/15/16            711,750
         370,000  Coleman Cable, Inc. .........................             9.00%       02/15/18            388,963
         340,000  Mueller Water Products, Inc. ................             7.38%       06/01/17            309,400
         675,000  Owens-Illinois, Inc. ........................             7.80%       05/15/18            732,375
         355,000  RBS Global, Inc./Rexnord LLC ................             8.50%       05/01/18            374,525
         600,000  Terex Corp. .................................             8.00%       11/15/17            601,500
         450,000  Trimas Corp. (g).............................             9.75%       12/15/17            493,313
         675,000  USG Corp. (i)................................             9.50%       01/15/18            668,250
                                                                                                       ------------
                                                                                                          5,872,351
                                                                                                       ------------
                  CONSUMER CYCLICAL - 11.5%
         675,000  ACCO Brands Corp. ...........................            10.63%       03/15/15            765,281
         400,000  ACE Hardware Corp. (g) (h)...................             9.13%       06/01/16            434,000
         675,000  Couche-Tard U.S., LP/Couche-Tard
                      Finance Corp. (h)........................             7.50%       12/15/13            688,500


Page 6                     See Notes to Financial Statements




First Trust Strategic High Income Fund II
Portfolio of Investments (a)-(Continued)
October 31, 2010


PRINCIPAL                                                                  STATED        STATED
  VALUE           DESCRIPTION                                              COUPON        MATURITY         VALUE
----------------  ------------------------------------------------------   ------        --------      ------------

CORPORATE BONDS AND NOTES - (CONTINUED)

                  CONSUMER CYCLICAL - (CONTINUED)
$        600,000  Easton-Bell Sports, Inc. ....................             9.75%       12/01/16       $    660,000
         675,000  Ford Motor Credit Corp.,  LLC (h)............             8.00%       12/15/16            791,080
         675,000  Levi Strauss & Co. ..........................             7.63%       05/15/20            713,813
         675,000  Limited Brands, Inc. ........................             7.60%       07/15/37            668,250
         600,000  Neiman Marcus Group, Inc. ...................            10.38%       10/15/15            636,000
         395,000  Phillips-Van Heusen Corp. ...................             7.38%       05/15/20            430,056
                                                                                                       ------------
                                                                                                          5,786,980
                                                                                                       ------------
                  CONSUMER NON-CYCLICAL - 4.3%
         675,000  B&G Foods, Inc. .............................             7.63%       01/15/18            720,562
         675,000  Constellation Brands, Inc. ..................             7.25%       05/15/17            743,344
         350,000  Rite Aid Corp. ..............................             8.63%       03/01/15            308,000
         350,000  Rite Aid Corp. ..............................             9.75%       06/12/16            381,500
                                                                                                       ------------
                                                                                                          2,153,406
                                                                                                       ------------
                  ENERGY - 11.9%
         675,000  Consol Energy, Inc. (g)......................             8.25%       04/01/20            756,000
         650,000  Crosstex Energy LP/Crosstex Energy
                       Finance Corp. ..........................             8.88%       02/15/18            705,250
         650,000  Edgen Murray Corp. ..........................            12.25%       01/15/15            531,375
         425,000  Hercules Offshore LLC (g)....................            10.50%       10/15/17            331,500
         675,000  Hilcorp Energy I LP/Hilcorp Finance Co. (g)..             8.00%       02/15/20            715,500
         675,000  Linn Energy LLC/Linn Energy
                       Finance Corp. (g).......................             8.63%       04/15/20            732,375
         600,000  McJunkin Red Man Corp. (g)...................             9.50%       12/15/16            555,000
         675,000  Niska Gas Storage US LLC/Niska Gas
                       Storage Canada ULC (g)..................             8.88%       03/15/18            740,812
         250,000  Pioneer Natural Resources Co. (h)............             6.65%       03/15/17            271,170
         600,000  Plains Exploration & Production Co. .........             7.63%       06/01/18            643,500
                                                                                                       ------------
                                                                                                          5,982,482
                                                                                                       ------------
                  MEDIA - 10.1%
         675,000  Cablevision Systems Corp. ...................             8.63%       09/15/17            765,281
         675,000  CCO Holdings LLC/CCO Holdings Capital
                       Corp. (g) (h)...........................             8.13%       04/30/20            732,375
         675,000  Deluxe Corp. (h).............................             7.38%       06/01/15            705,375
         675,000  Dish DBS Corp. (h)...........................             7.88%       09/01/19            743,344
         675,000  Insight Communications Co., Inc. (g).........             9.38%       07/15/18            735,750
         675,000  Lamar Media Corp. ...........................             7.88%       04/15/18            723,937
         675,000  Mediacom LLC/Mediacom Capital Corp. .........             9.13%       08/15/19            717,188
                                                                                                       ------------
                                                                                                          5,123,250
                                                                                                       ------------
                  SERVICES - 16.2%
         600,000  AMC Entertainment, Inc. .....................             8.75%       06/01/19            645,750
         675,000  ARAMARK Corp. ...............................             8.50%       02/01/15            712,125
         350,000  Beazer Homes USA, Inc. ......................             9.13%       06/15/18            342,125
         600,000  Harrah's Operating Co., Inc. ................            11.25%       06/01/17            666,000
         600,000  HCA, Inc. (h)................................             9.25%       11/15/16            651,000


                               See Notes to Financial Statements          Page 7




First Trust Strategic High Income Fund II
Portfolio of Investments (a)-(Continued)
October 31, 2010


PRINCIPAL                                                                  STATED        STATED
  VALUE           DESCRIPTION                                              COUPON        MATURITY         VALUE
----------------  ------------------------------------------------------   ------        --------      ------------

CORPORATE BONDS AND NOTES - (CONTINUED)

                  SERVICES - (CONTINUED)
$        600,000  Iron Mountain, Inc. (h)......................             8.75%       07/15/18       $    640,500
         205,000  KAR Holdings, Inc. ..........................            10.00%       05/01/15            217,813
         475,000  Maxim Crane Works LP (g).....................            12.25%       04/15/15            446,500
         350,000  MGM Resorts International ...................             5.88%       02/27/14            316,750
         325,000  MGM Resorts International ...................            10.38%       05/15/14            367,250
         675,000  Pulte Group, Inc. ...........................             6.38%       05/15/33            541,688
         675,000  Royal Caribbean Cruises Ltd. (h).............             7.25%       06/15/16            739,125
         350,000  RSC Equipment Rental, Inc./RSC
                       Holdings III LLC .......................            10.25%       11/15/19            382,375
         675,000  Standard Pacific Corp. ......................             8.38%       05/15/18            702,844
         600,000  United Rentals North America, Inc. ..........             9.25%       12/15/19            669,000
         120,000  United Rentals North America, Inc. ..........             8.38%       09/15/20            122,400
                                                                                                       ------------
                                                                                                          8,163,245
                                                                                                       ------------
                  TECHNOLOGY & ELECTRONICS - 2.0%
         340,000  First Data Corp. ............................             9.88%       09/24/15            289,000
         675,000  Freescale Semiconductor, Inc. (g)............             9.25%       04/15/18            725,625
                                                                                                       ------------
                                                                                                          1,014,625
                                                                                                       ------------
                  TELECOMMUNICATIONS - 7.8%
         330,000  Cincinnati Bell, Inc. .......................             8.25%       10/15/17            336,600
         320,000  Cincinnati Bell, Inc. .......................             8.38%       10/15/20            320,800
         600,000  Citizens Communications (h)..................             7.13%       03/15/19            645,000
         600,000  Global Crossing Ltd. ........................            12.00%       09/15/15            688,500
         600,000  PAETEC Holding Corp. ........................             8.88%       06/30/17            649,500
         650,000  Qwest Corp. (h)..............................             6.88%       09/15/33            656,500
         650,000  Windstream Corp. (h).........................             7.00%       03/15/19            660,563
                                                                                                       ------------
                                                                                                          3,957,463
                                                                                                       ------------
                  UTILITY - 2.4%
         675,000  Calpine Corp. (g)............................             7.25%       10/15/17            705,375
         350,000  Dynegy Holdings, Inc. .......................             7.75%       06/01/19            240,625
         350,000  Edison Mission Energy .......................             7.00%       05/15/17            259,875
                                                                                                       ------------
                                                                                                          1,205,875
                                                                                                       ------------
                  TOTAL CORPORATE BONDS AND NOTES ..........................................             46,918,232
                  (Cost $44,810,357)                                                                   ------------

SENIOR FLOATING-RATE LOAN INTERESTS - 0.5%

                  UTILITY - 0.5%
         348,205  Texas Competitive Electric Holdings Co., LLC
                       Tranche B2 (c)..........................             3.29%       10/10/14            272,862
                                                                                                       ------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ...............................                 272,862
                  (Cost $293,656)                                                                      ------------

STRUCTURED NOTES - 0.0%

       2,000,000  Preferred Term Securities XXV, Ltd. (d)......             (j)         06/22/37                200
                  (Cost $44,810,357)                                                                   ------------
                  TOTAL STRUCTURED NOTES ..................................................                     200
                  (Cost $0)                                                                            ------------


Page 8                         See Notes to Financial Statements




First Trust Strategic High Income Fund II
Portfolio of Investments (a) (Continued)
October 31, 2010


PRINCIPAL                                                                  STATED        STATED
  VALUE           DESCRIPTION                                              COUPON        MATURITY         VALUE
----------------  ------------------------------------------------------   ------        --------      ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 9.1%

$      1,125,000  FannieMae, November (k).......................            5.50%      30 yr. TBA      $  1,207,969
                  FannieMae-ACES
       2,509,032     Series 1998-M7, Class N, IO (c)............            0.49%      05/25/36              39,892
                  Government National Mortgage Association,
       3,125,000     November (k)...............................            5.00%      30 yr. TBA         3,362,287
                                                                                                       ------------
                  TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES .................               4,610,148
                  (Cost $4,669,506)                                                                    ------------


     SHARES                                        DESCRIPTION                                            VALUE
----------------  ----------------------------------------------------------------------------         -----------

PREFERRED SECURITIES - 0.1%
           3,500  Independence III CDO, Ltd., Series 3A, Class PS (d) (j)...................                  3,500
           2,000  Soloso CDO, Ltd., Series 2005-1 (d) (j)...................................                 20,000
           3,000  White Marlin CDO, Ltd., Series AI (d) (f) (j).............................                 15,000
                                                                                                       ------------
                  TOTAL PREFERRED SECURITIES ..............................................                  38,500
                  (Cost $0)                                                                            ------------

                  TOTAL INVESTMENTS - 126.8% ..............................................              63,986,712
                  (Cost $60,686,165) (l)                                                               ------------


    PRINCIPAL
      VALUE                                        DESCRIPTION                                            AMOUNT
----------------  ----------------------------------------------------------------------------         ------------

REVERSE REPURCHASE AGREEMENTS - (22.2%)

$     (1,009,550)    With Barclays Capital Inc. 1.00% dated 09/1/10, to be repurchased at
                       $1,011,681 on 11/16/10...............................................             (1,009,550)
      (3,052,513)    With Barclays Capital Inc. 1.00% dated 09/15/10, to be repurchased at
                        $3,057,770 on 11/16/10..............................................             (3,052,513)
      (4,564,132)    With Barclays Capital Inc. 1.00% dated 09/16/10, to be repurchased at
                       $4,571,993 on 11/17/10...............................................             (4,564,132)
      (2,032,294)    With Barclays Capital Inc. 1.00% dated 09/20/10, to be repurchased at
                       $2,035,624 on 11/18/10...............................................             (2,032,294)
        (521,437)    With Barclays Capital Inc. 1.00% dated 10/31/10, to be repurchased at
                       $521,698 on 11/18/10.................................................               (521,437)
                                                                                                       ------------
                   TOTAL REVERSE REPURCHASE AGREEMENTS .....................................            (11,179,926)
                   NET OTHER ASSETS AND LIABILITIES - (4.6%) ...............................             (2,338,574)
                                                                                                       ------------
                   NET ASSETS - 100.0%......................................................           $ 50,468,212
                                                                                                       ============

_____________________________________

  (a) All percentages shown in the Portfolio of Investments are based on net assets.

  (b) Security missed one or more of its interest payments.

  (c) Floating rate security. The interest rate shown reflects the rate in effect at October 31, 2010.

  (d) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

  (e) Security is receiving less than the stated coupon.

  (f) The issuer is in default. Income is not being accrued.

  (g) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the 1933 Act, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid


                  See Notes to Financial Statements                      Page 9

First Trust Strategic High Income Fund II
Portfolio of Investments (a) (Continued)
October 31, 2010


      by Brookfield Investment Management Inc., the Fund's investment sub-advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2010, securities noted as such amounted to $10,954,447 or 21.71% of net assets.

  (h) This security or a portion of this security is segregated as collateral for reverse repurchase agreements.

  (i) Multi-Step Coupon Bond - coupon steps up or down based upon ratings changes by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. The interest rate shown reflects the rate in effect at October 31, 2010.

  (j) Zero coupon security.

  (k) Security purchased on a forward commitment basis.

  (l) Aggregate cost for federal income tax purposes is $86,408,600. As of October 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,825,595 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $27,247,483.

ACES  Alternative Credit Enhancement Securities
CDO   Collateralized Debt Obligation
CLO   Collateralized Loan Obligation
IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.
TBA To be announced; maturity date has not yet been established. Upon settlement and delivery of the mortgage pools, maturity dates will be assigned.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                       TOTAL MARKET        LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2010         PRICES          INPUTS           INPUTS
                                                      ---------------  -------------   --------------  ----------------
Asset-Backed Securities............................    $   8,351,845    $        --     $ 8,310,387     $      41,458
Collateralized Mortgage Obligations................          733,677             --         733,677                --
Commercial Mortgage-Backed Securities..............        3,061,248             --       3,061,248                --
Corporate Bonds and Notes..........................       46,918,232             --      46,918,232                --
U.S. Government Agency Mortgage-Backed Securities..        4,610,148             --       4,610,148                --
Senior Floating-Rate Loan Interests................          272,862             --         272,862                --
Structured Notes...................................              200             --             200                --
Preferred Securities ..............................           38,500             --              --            38,500
                                                       -------------    -----------     -----------    --------------
TOTAL INVESTMENTS..................................    $  63,986,712    $        --     $63,906,754    $       79,958
                                                       =============    ===========     ===========    ==============


The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.


                                                                                          CHANGE IN
                                                            TRANSFERS                  NET UNREALIZED      NET          BALANCE
INVESTMENTS AT FAIR VALUE USING            BALANCE AS OF    IN (OUT)    NET REALIZED    APPRECIATION    PURCHASES        AS OF
SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)  OCTOBER 31, 2009 OF LEVEL 3  GAINS (LOSSES) (DEPRECIATION)    (SALES)    OCTOBER 31, 2010
------------------------------------------------------------------------------------------------------------------------------------
Asset-Backed Securities.................  $ 3,407,634      $(126,552)    $(2,095,936)    $ 1,726,335     $(2,870,023)   $ 41,458
Corporate Bonds and Notes...............      482,400             --        (225,000)        717,600        (975,000)         --
Structured Notes........................       65,000             --      (1,309,351)      1,309,351         (65,000)         --
Preferred Securities....................      165,000             --         195,000        (126,500)       (195,000)     38,500
                                          ------------------------------------------------------------------------------------------
TOTAL INVESTMENTS.......................  $ 4,120,034      $(126,552)    $(3,435,287)    $ 3,626,786     $(4,105,023)   $ 79,958
                                          ==========================================================================================

Net change in unrealized depreciation from Level 3 investments held as of October 31, 2010 was $(46,227) and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.


Page 10                             See Notes to Financial Statements

First Trust Strategic High Income Fund II
Statement of Assets and Liabilities
October 31, 2010


ASSETS:
Investments, at value
   (Cost $60,686,165)..........................................................................      $ 63,986,712
Cash...........................................................................................         1,355,365
Prepaid expenses...............................................................................             7,603
Interest receivable............................................................................         1,243,330
                                                                                                     ____________
Total Assets...................................................................................        66,593,010
                                                                                                     ____________
LIABILITIES:
Reverse repurchase agreements..................................................................        11,179,926
Payables:
   Investment securities purchased.............................................................         4,773,861
   Audit and tax fees..........................................................................            55,200
   Investment advisory fees....................................................................            46,663
   Printing fees...............................................................................            31,224
   Interest on reverse repurchase agreements...................................................            14,000
   Administrative fees.........................................................................             8,333
   Trustees' fees and expenses.................................................................             3,358
   Transfer agent fees.........................................................................             3,035
   Custodian fees..............................................................................             2,448
   Legal fees..................................................................................             2,345
Other liabilities..............................................................................             4,405
                                                                                                     ____________
   Total Liabilities...........................................................................        16,124,798
                                                                                                     ____________
NET ASSETS.....................................................................................      $ 50,468,212
                                                                                                     ============

NET ASSETS CONSIST OF:
Paid-in capital................................................................................      $140,270,212
Par value......................................................................................            95,338
Accumulated net investment income (loss).......................................................        (1,608,987)
Accumulated net realized gain (loss) on investments............................................       (91,588,898)
Net unrealized appreciation (depreciation) on investments......................................         3,300,547
                                                                                                     ____________
NET ASSETS.....................................................................................      $ 50,468,212
                                                                                                     ============
NET ASSET VALUE, per Common Share (par value $0.01 per Common Share)...........................      $       5.29
                                                                                                     ============
Number of Common Shares outstanding (unlimited number of Common Shares has been authorized)....         9,533,776
                                                                                                     ============

                       See Notes to Financial Statements                 Page 11

First Trust Strategic High Income Fund II
Statement of Operations
October 31, 2010


INVESTMENT INCOME:
Interest.......................................................................................      $  6,972,247
Other..........................................................................................             3,795
                                                                                                     ____________
   Total investment income.....................................................................         6,976,042
                                                                                                     ____________
EXPENSES:
Investment advisory fees.......................................................................           452,456
Legal fees.....................................................................................           163,380
Administrative fees............................................................................            99,997
Printing fees..................................................................................            90,061
Audit and tax fees.............................................................................            56,191
Trustees' fees and expenses....................................................................            39,537
Transfer agent fees............................................................................            37,242
Interest expense on reverse repurchase agreements..............................................            33,606
Custodian fees.................................................................................            15,564
Other..........................................................................................            87,270
                                                                                                     ____________
   Total expenses..............................................................................         1,075,304
                                                                                                     ____________
NET INVESTMENT INCOME (LOSS)...................................................................         5,900,738
                                                                                                     ____________
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments.....................................................       (19,608,313)
   Net change in unrealized appreciation (depreciation) on investments.........................        23,401,949
                                                                                                     ____________
NET REALIZED AND UNREALIZED GAIN (LOSS)........................................................         3,793,636
                                                                                                     ____________
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...............................       $  9,694,374
                                                                                                     ============


Page 12                      See Notes to Financial Statements

First Trust Strategic High Income Fund II
Statements of Changes in Net Assets


                                                                                             YEAR              YEAR
                                                                                             ENDED             ENDED
                                                                                          10/31/2010        10/31/2009
                                                                                        ______________    ______________
OPERATIONS:
Net investment income (loss).......................................................     $    5,900,738    $   12,277,416
Net realized gain (loss)...........................................................        (19,608,313)      (82,551,062)
Net change in unrealized appreciation (depreciation)...............................         23,401,949        46,686,780
                                                                                        ______________    ________________
Net increase (decrease) in net assets resulting from operations....................          9,694,374       (23,586,866)
                                                                                        ______________    ________________
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income..............................................................                 --          (881,351)
Net realized gain..................................................................                 --                --
Return of capital..................................................................         (4,385,537)      (11,444,144)
                                                                                        ______________    ______________
Total distributions to shareholders................................................         (4,385,537)      (12,325,495)
                                                                                        ______________    ______________
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested.............................................                 --           332,060
                                                                                        ______________    ______________

Net increase (decrease) in net assets resulting from capital transactions..........                 --           332,060
                                                                                        ______________    ______________

Total increase (decrease) in net assets............................................          5,308,837       (35,580,301)

NET ASSETS:
Beginning of period................................................................         45,159,375        80,739,676
                                                                                        ______________    ______________
End of period......................................................................     $   50,468,212    $   45,159,375
                                                                                        ==============   ===============

Accumulated net investment income (loss) at end of period..........................     $   (1,608,987)   $   (1,338,128)
                                                                                        ==============    ==============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period...............................................          9,533,776         9,474,086
Common Shares issued as reinvestment under the Dividend Reinvestment Plan..........                 --            59,690
                                                                                        ______________    ______________
Common Shares at end of period.....................................................          9,533,776         9,533,776
                                                                                        ==============    ==============


                  See Notes to Financial Statements                      Page 13

First Trust Strategic High Income Fund II
Statement of Cash Flows
For the Year Ended October 31, 2010


CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations.................           $    9,694,374
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments..................................................             (216,516,573)
      Sales, maturities and paydowns of investments.............................              203,117,222
      Net amortization/accretion of premiums/discounts on investments...........                  135,056
      Net realized gain/loss on investments.....................................               19,608,313
      Net change in unrealized appreciation/depreciation on investments.........              (23,401,949)
Changes in assets and liabilities:
      Increase in interest receivable...........................................                 (307,908)
      Decrease in prepaid expenses..............................................                       80
      Increase in interest payable on reverse repurchase agreements.............                   14,000
      Increase in investment advisory fees payable..............................                   13,318
      Increase in audit and tax fees payable....................................                    4,124
      Decrease in legal fees payable............................................                   (3,642)
      Increase in printing fees payable.........................................                    5,836
      Increase in custodian fees payable........................................                      888
      Decrease in transfer agent fees payable...................................                     (180)
      Decrease in Trustees' fees and expenses payable...........................                     (101)
      Increase in other liabilities.............................................                    1,584
                                                                                           ______________
CASH USED IN OPERATING ACTIVITIES...............................................                              $   (7,635,558)
                                                                                                              ______________

CASH FLOWS FROM FINANCING ACTIVITIES:
      Return of capital distributions...........................................               (4,385,537)
      Repurchases of reverse repurchase agreements..............................              (13,586,991)
      Reverse repurchase agreements borrowings..................................               24,766,917
                                                                                           ______________

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES.....................................                                   6,794,389
                                                                                                              ______________

Decrease in cash................................................................                                    (841,169)
Cash at beginning of period.....................................................                                   2,196,534
                                                                                                              ______________
CASH AT END OF PERIOD...........................................................                              $    1,355,365
                                                                                                              ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest........................................                              $       19,606
                                                                                                              ==============


Page 14                      See Notes to Financial Statements

First Trust Strategic High Income Fund II
Financial Highlights
For a Common Share outstanding throughout each period


                                                       YEAR             YEAR            YEAR           YEAR           PERIOD
                                                       ENDED            ENDED           ENDED          ENDED          ENDED
                                                   10/31/2010 (h)   10/31/2009 (a)    10/31/2008     10/31/2007     10/31/2006 (b)
                                                   ______________   ______________   ___________    ___________    _______________
Net asset value, beginning of period....           $      4.74      $     8.52       $     16.31    $      20.18   $    19.10 (c)
                                                   ___________      __________       ___________    ____________   __________

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........                  0.62            1.29              2.04            2.42         1.18
Net realized and unrealized gain (loss)                   0.39           (3.77)            (7.83)          (4.29)        0.77
                                                   ___________      __________       ___________    ____________   __________
Total from investment operations........                  1.01           (2.48)            (5.79)          (1.87)        1.95
                                                   ___________      __________       ___________    ____________   __________
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income...................                    --           (0.09)            (1.71)          (1.95)       (0.83)
Net realized gain.......................                    --              --                --           (0.05)         --

Return of capital.......................                 (0.46)          (1.21)            (0.29)             --           --
                                                   ___________      __________       ___________    ____________   __________
Total from distributions................                 (0.46)          (1.30)            (2.00)          (2.00)       (0.83)
                                                   ___________      __________       ___________    ____________   __________
Common Shares offering costs charged to
     paid-in capital....................                    --              --                --              --        (0.04)
                                                   ___________      __________       ___________    ____________   __________
Net asset value, end of period..........           $      5.29      $     4.74       $      8.52    $      16.31   $    20.18
                                                   ===========      ==========       ===========    ============   ==========

Market value, end of period.............           $      4.83      $     4.39       $      7.19    $      15.15   $    20.88
                                                   ===========      ==========       ===========    ============   ==========
TOTAL RETURN BASED ON NET ASSET VALUE (d)                23.46%         (28.92)%          (37.09)%         (9.92)%      10.13%
                                                   ===========      ==========       ===========    ============   ==========
TOTAL RETURN BASED ON MARKET VALUE (d)..                 21.71%         (22.00)%          (42.84)%        (19.21)%       8.93%
                                                   ===========      ==========       ===========    ============   ==========
----------------------------------------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....           $    50,468      $   45,159       $    80,740    $    154,131   $  190,111
Ratio of total expenses to average net assets             2.29%           1.77%             4.09%           4.19%        2.13% (e)
Ratio of total expenses to average net assets
   excluding interest expense...........                  2.21%           1.77%             2.45%           1.74%        1.40% (e)
Ratio of net investment income (loss) to
     average net assets.................                 12.54%          22.79%            16.48%          12.64%       10.15% (e)
Portfolio turnover rate.................                   332% (f)        147% (f)            4%             21%          24%
Total loan outstanding (in 000's).......                   N/A            N/A                N/A    $     67,000   $   62,000
Asset coverage per $1,000 of indebtedness (g)              N/A            N/A                N/A    $      3,300   $    4,066
----------------------------------------------


(a) On June 29, 2009, the Fund's Board of Trustees approved an interim sub-advisory agreement with Brookfield Investment Management Inc. (formerly known as Hyperion Brookfield Asset Management, Inc.) ("Brookfield"), and on October 14, 2009, the Shareholders voted to approve Brookfield as investment sub-advisor.

(b) Initial seed date of March 21, 2006. The Fund commenced operations on March 28, 2006.

(c)    Net of sales load of $0.90 per share on initial offering.

(d) Total return is based on the combination of reinvested dividend, capital gain and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan, and changes in net asset value per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load and are not annualized for periods less than one year. Past performance is not indicative of future results.

(e)    Annualized.

(f) For the years ended October 31, 2010 and 2009, the Fund's portfolio turnover rate reflects mortgage pool forward commitments as purchases and sales. This caused the reported portfolio turnover rate to be higher than in previous fiscal years. The turnover rate may vary greatly from year to year as well as within a year.

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

(h) On September 20, 2010, the Fund's Board of Trustees approved an interim investment management agreement with First Trust Advisors L.P. and an interim investment sub-advisory agreement with Brookfield Investment Management Inc., and on December 20, 2010, the Shareholders voted to approve both agreements. (See footnote 3 in the Notes to Financial Statements.)

N/A        Not applicable.


                  See Notes to Financial Statements                      Page 15

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010


                              1. FUND DESCRIPTION

First Trust Strategic High Income Fund II (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on January 18, 2006, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHY on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing in a diversified portfolio of below-investment grade and investment grade debt securities, and equity securities that Brookfield Investment Management Inc. ("Brookfield" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. The Fund may invest up to 100% of its managed assets in below-investment grade debt securities (commonly referred to as "high-yield" or "junk bonds"). Managed assets means the average daily total asset value of the Fund minus the sum of the Fund's liabilities other than the principal amount of borrowings or reverse repurchase agreements, if any. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily, as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of Common Shares outstanding.

The Fund's investments are valued daily in accordance with valuation procedures adopted by the Fund's Board of Trustees, and in accordance with provisions of the 1940 Act. Securities for which market quotations are readily available are valued using the last reported sale price on the business day as of which such value is being determined. If no sales are reported on such business day (as in the case of some securities traded over-the-counter), the last reported bid price is used, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. Mortgage-backed securities ("MBS") and other debt securities not traded in an organized market are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Fund's Board of Trustees, which may use the following valuation inputs when available:

     1) benchmark yields;
     2) reported trades;
     3) broker/dealer quotes;
     4) issuer spreads;
     5) benchmark securities;
     6) bids and offers; and
     7) reference data including market research publications.

A ready market does not exist for some of these investments. As such, these values may differ from the values that would have been used had a ready market for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation, or the valuations received are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010

could materially affect the Fund's NAV, First Trust may use a fair value method to value the Fund's securities. The use of fair value pricing is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. Fair valuation of a security is based on the consideration of all available information, including, but not limited to, the following:

   1) the fundamental business data relating to the issuer;
   2) an evaluation of the forces which influence the market in which these securities are purchased and sold;
   3) the type, size and cost of security;
   4) the financial statements of the issuer;
   5) the credit quality and cash flow of the issuer, based on the Sub-Advisor's or external analysis;
   6) the information as to any transactions in or offers for the security;
   7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;
   8) the coupon payments;
   9) the quality, value and salability of collateral, if any, securing the security;
  10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;
  11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry; and
  12) other relevant factors.

In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

The Fund invests a significant portion of its assets in below-investment grade debt securities, including structured finance securities and corporate bonds. Structured finance securities include: asset-backed securities, including home equity, auto, equipment lease, credit card, aircraft, franchise, manufactured housing, etc.; commercial mortgage-backed securities; residential mortgage-backed or private-label collateralized mortgage obligations; collateralized debt obligations and collateralized loan obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed-income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

  o Level 1 - Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
  o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
              o Quoted prices for similar securities in active markets.
              o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
              o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
              o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
  o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of October 31, 2010, is included with the Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010

The Fund invests in certain lower credit quality securitized assets (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities), as well as interest-only securities, that have contractual cash flows. For these securities, if there is a change in the estimated cash flows, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Additionally, if the evaluation of current information indicates a permanent impairment of the security, the cost basis of the security is written down and a loss is recognized. Debt obligations may be placed on non-accrual status, and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed-delivery or forward purchase commitments until payment is made. At October 31, 2010, the Fund had when-issued, delayed-delivery or forward purchase commitments with a cost of $4,560,654 and a value of $4,570,256.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of October 31, 2010, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security-specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.


                                                                                                                     % OF
                                                 ACQUISITION   PRINCIPAL                  CARRYING                    NET
SECURITY                                            DATE      VALUE/SHARES       PRICE      COST        VALUE       ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Banc of America Large Loan, Inc.
   Series 2005-MIB1, Class L, 3.25%, 03/15/22     06/26/06    $ 1,000,000        $27.83  $  257,988  $   278,261     0.55%

Conseco Finance Securitizations Corp.
   Series 1999-6, Class M1, 7.96%, 06/01/30       04/27/06    $   395,817          1.34       2,501        5,302     0.01

GE Capital Commercial Mortgage Corp.
   Series 2000-1, Class G, 6.13%, 01/15/33        06/06/06    $   955,269         54.46     639,947      520,285     1.03

Independence III CDO, Ltd
   Series 3A, Class C1, 2.79%, 10/03/37           12/27/06    $ 2,000,000          0.58          --       11,640     0.02

   Series 3A, Class PS                            04/11/06          3,500          1.00          --        3,500     0.01

LB-UBS Commercial Mortgage Trust
   Series 2001-C7, Class S, 5.87%, 11/15/33       04/25/06    $ 2,727,882          1.82          --       49,618     0.10

Morgan Stanley Capital I, Inc.
   Series 2003-IQ5, Class O, 5.24%, 04/15/38      10/19/06    $ 5,000,000          9.49      57,445      474,334     0.94

   Series 2004-NC5, Class B4, 4.01%, 05/25/34     06/14/06    $    59,585         10.10          --        6,020     0.01

Preferred Term Securities XXV, Ltd.
   Zero Coupon, 06/22/37                          03/27/07    $ 2,000,000          0.00 *        --          200     0.00 **

Soloso CDO, Ltd.
   Series 2005-1                                  04/24/06          2,000         10.00          --       20,000     0.04

White Marlin CDO, Ltd.
   Series AI                                      06/01/07          3,000          5.00          --       15,000     0.03
                                                                                         ----------  -----------    ------
                                                                                         $  957,881  $ 1,384,160     2.74%
                                                                                         ==========  ===========    ======
*    Amount is less than $0.01.
**   Amount is less than 0.01%.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010

D. REVERSE REPURCHASE AGREEMENTS:

Reverse repurchase agreements are utilized as leverage for the Fund. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which Fund assets are pledged as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the loan will be repaid and the collateral will correspondingly be received back to the Fund. While used as collateral, the assets continue to pay principal and interest which are for the benefit of the Fund.


Information for the year ended October 31, 2010:
   Maximum amount outstanding during the period..................$11,746,170
   Average amount outstanding during the period*................. $3,285,336
   Average monthly Common Shares outstanding during the period... 9,533,776 Average debt per Common Share outstanding during the period... $0.34

* The average amount outstanding during the period was calculated by adding the borrowings at the end of each day and dividing the sum by the number of days in the year ended October 31, 2010.

During the year ended October 31, 2010, interest rates ranged from 0.98% to 1.05%, with a weighted average interest rate of 1.01%, on borrowings by the Fund under reverse repurchase agreements, which had interest expense that aggregated $33,606.

E. INTEREST-ONLY SECURITIES:

An interest-only security ("IO Security") is the interest-only portion of a MBS that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if held in the Fund, are identified in the Portfolio of Investments.

F. TBA SALE COMMITMENTS:

A to be announced ("TBA") sale commitment is used to hedge a portfolio position or to sell a MBS owned under a delayed-delivery arrangement. Proceeds from TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction. Unsettled TBA sale commitments are valued at approximately the current value of the underlying securities. The contract is "marked-to market" daily and the change in the value is recorded as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, a gain or loss from the sale of the securities is realized based upon the unit price established at the commitment date.

G. MORTGAGE DOLLAR ROLLS:

The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

H. COLLATERALIZED DEBT OBLIGATIONS:

A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). Investors in CDOs bear the credit risk of the underlying

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010

collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs, similar to other asset-backed securities, are subject to prepayment risk.

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains/losses on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the fiscal year ended October 31, 2010, resulting in book and tax accounting differences, have been reclassified at year end to reflect a decrease in accumulated net investment income (loss) by $6,171,597, an increase in accumulated net realized gain (loss) on investments by $13,455,908 and a decrease to paid-in capital of $7,284,311. Net assets were not affected by this reclassification.

The tax character of distributions paid during the fiscal year ended October 31, 2010 and October 31, 2009 was as follows:

Distributions paid from:                               2010             2009

Ordinary income.................................   $        --     $    881,351
Capital gain....................................            --               --
Return of capital...............................     4,385,537       11,444,144

As of October 31, 2010, the components of net assets on a tax basis were as follows:


Undistributed ordinary income.....................    $            --
Undistributed capital gains.......................                 --
                                                      _______________
Total undistributed earnings......................                 --
Accumulated capital and other losses..............        (66,774,442)
Net unrealized appreciation (depreciation)........        (22,421,888)
                                                      _______________
Total accumulated earnings (losses)...............        (89,196,330)
Other.............................................           (701,008)
Paid-in capital...................................        140,365,550
                                                      _______________
Net assets........................................    $    50,468,212
                                                      ===============

J. INCOME AND OTHER TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry realized capital losses forward for eight years following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under

U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2010, the Fund had a capital loss carryforward for federal income tax purposes of $66,774,442, with $1,201,774, $13,956,925,
$32,894,309 and $18,721,434 expiring on October 31, 2015, 2016, 2017 and 2018, respectively.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ending 2007, 2008, 2009 and 2010 remain open to federal and state audit. As of October 31, 2010, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

K. EXPENSES:

The Fund pays all expenses directly related to its operations.

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Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010

L. ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements." ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund's financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets.

Brookfield serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a portfolio management fee at an annual rate of 0.45% of Managed Assets that is paid by First Trust from its investment advisory fee.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Fund's investment management agreement and investment sub-advisory agreement and resulted in the automatic termination of the agreements. The Transaction is not expected to impact the day-to-day operations of the Fund.

The Board of Trustees of the Fund approved an interim investment management agreement with First Trust and an interim investment sub-advisory agreement, which were entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days absent sharholder approval. A new investment management agreement with First Trust and a new investment sub-advisory agreement have been approved by the Board of Trustees of the Fund and were submitted to shareholders of the Fund as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special shareholder meeting of the Fund to vote on a proposal to approve the new investment management agreement and the new investment sub-advisory agreement was held on December 20, 2010, at which time the new investment management agreement and new investment sub-advisory agreement were approved by the Fund's shareholders. Until December 20, 2010, advisory fees payable to First Trust and Brookfield were held in escrow. See Submission of Matters to a Vote of Shareholders, in the Additional Information section of this report, for the results.

BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Fund's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Fund's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustee") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman will serve two-year terms before rotating to serve as chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

The cost of purchases of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2010 were $144,575,858 and $58,412,816, respectively. The proceeds from sales and paydowns of U.S. Government securities and non-U.S. Government securities, excluding short-term investments, for the year ended October 31, 2010 were $161,552,097 and $41,520,125, respectively.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010

                               5. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                 6. LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. These lawsuits, Gosselin vs. First Trust Advisors L.P., et al. (filed September 12, 2008) and Evans vs. First Trust Advisors L.P., et al. (filed September 19, 2008), were consolidated into one class action complaint, Gosselin vs. First Trust Advisors L.P. et al. (filed April 30, 2009), that names the following entities as defendants: First Trust Advisors L.P., First Trust Portfolios L.P., and the three closed-end funds (the "Funds") named above. The consolidated complaint also names certain officers of the Funds as defendants. The plaintiffs purport to bring the action on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive.

The plaintiffs assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds' liquidity risk was omitted, and (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated. On July 29, 2009, the defendants filed a motion to dismiss the consolidated complaint. On December 17, 2009, the court denied the defendants' motion to dismiss. The defendants believe the lawsuit is without merit.

                             7. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur, including the risk that borrowers do not pay their mortgages. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Advisor or Sub-Advisor may take temporary defensive positions.

RESIDENTIAL MORTGAGE-BACKED SECURITIES RISK: MBS's may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys MBS's at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of MBS's may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of MBS's may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, MBS's are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in MBS's which are interest-only securities ("IO") and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO will fall and the value of an IO security will rise. In addition to the foregoing, residential MBS's are subject to additional risks, including, but not limited to: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally;
(ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underling a residential MBS, unscheduled or early payments of principal and interest may shorten the security's effective maturity and prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                                October 31, 2010

VALUE INVESTING RISK: The Sub-Advisor focuses the Fund's investments on securities that they believe are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Sub-Advisor seeks capital appreciation through investment in distressed securities; the ability to achieve current income may be diminished.

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Sub-Advisor could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the proceeds from matured, traded or called bonds are reinvested at market interest rates that are below the portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the reinvestment in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund's portfolio is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its assets (including the amount borrowed) less liabilities other than borrowings. The Fund may use leverage for investment purposes and to meet cash requirements. Its leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of higher volatility of the NAV of the Fund. The Fund leverages its assets through the use of reverse repurchase agreements. Reverse repurchase agreements are subject to the risks that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase, and that the securities may not be returned to the Fund. The Fund may from time to time consider changing the amount of the leverage in response to actual or anticipated changes in interest rates or the value of the Fund's investment portfolio. There can be no assurance that the leverage strategies will be successful.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Fund through the date the financial statements were issued, and has determined that there were subsequent events as follows:

On November 22, 2010, the Fund declared a dividend of $0.0350 per share to Common Shareholders of record on December 3, 2010, payable December 10, 2010.

On December 20, 2010, the Fund declared a dividend of $0.0350 per share to Common Shareholders of record on January 5, 2011, payable January 14, 2011.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FIRST TRUST STRATEGIC HIGH INCOME FUND II:

We have audited the accompanying statement of assets and liabilities of First Trust Strategic High Income Fund II (the "Fund"), including the portfolio of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the Fund's custodian and brokers; where replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Strategic High Income Fund II as of October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Chicago, Illinois
December 23, 2010

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                          October 31, 2010 (Unaudited)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by BNY Mellon Investment Servicing (US) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as the dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

         (1) If Common Shares are trading at or above net asset value ("NAV") at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

         (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (866) 340-1104, in accordance with such reasonable requirements as the Plan Agent and the Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing BNY Mellon Investment Servicing (US) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

________________________________________________________________________________

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                          October 31, 2010 (Unaudited)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                                TAX INFORMATION

Of the ordinary income (including short-term capital gain) distributions made by the Fund during the year ended October 31, 2010, none qualify for the corporate dividends received deduction available to corporate shareholders or as qualified dividend income.

                         NYSE CERTIFICATION INFORMATION

In accordance with Section 303A-12 of the New York Stock Exchange ("NYSE") Listed Company Manual, the Fund's President has certified to the NYSE that, as of June 14, 2010, he was not aware of any violation by the Fund of NYSE corporate governance listing standards. In addition, the Fund's reports to the SEC on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's public disclosure in such reports and are required by Rule 30a-2 under the 1940 Act.

                SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Strategic High Income Fund III, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 14, 2010. At the Annual Meeting, Trustees James A. Bowen and Niel B. Nielson were elected by the Common Shareholders of the First Trust Strategic High Income Fund II as Class III Trustees for a three-year term expiring at the Fund's annual meeting of shareholders in 2013. The number of votes cast in favor of Mr. Bowen was 8,031,953, the number of votes against was 255,167 and the number of abstentions was 1,246,656. The number of votes cast in favor of Mr. Nielson was 8,035,557, the number of votes against was 251,563 and the number of abstentions was 1,246,656. Richard E. Erickson, Thomas R. Kadlec and Robert F. Keith are the other current and continuing Trustees.

A special meeting of shareholders of the Fund was held on December 20, 2010. At the meeting, shareholders approved a new investment management agreement between the Fund and First Trust and a new investment sub-advisory agreement between the Fund, First Trust and Brookfield. 4,779,444 (50.34%) of the outstanding voting securities were voted at the meeting. The number of votes cast in favor of the new investment management agreement was 3,829,241, the number of votes against was 282,072, and the number of abstentions was 688,131. The number of votes cast in favor of the new investment sub-advisory agreement was 3,819,626, the number of votes against was 287,463, and the number of abstentions was 692,355. The terms of the new investment management agreement and new investment sub-advisory agreement are substantially similar to the terms of the previous agreements.

               INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Strategic High Income Fund II (the "Fund"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Advisory Agreements") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Interim Investment Sub-Advisory Agreement and New Investment Sub-Advisory Agreement (collectively, the "Sub-Advisory Agreements" and together with the Advisory Agreements, the "Agreements") among the Fund, the Advisor and Brookfield Investment Management Inc. (the "Sub-Advisor"), at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor and the current Investment Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor (collectively, the "Original Agreements").

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                          October 31, 2010 (Unaudited)

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Fund, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the current Investment Management Agreement and may also result in the "assignment" and termination of the current Investment Sub-Advisory Agreement pursuant to their terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreement required by Rule 15a-4 under the 1940 Act, the Advisory Agreements and Sub-Advisory Agreements were the same in all material respects as the Original Agreements. The Board noted that it had recently considered the Advisor's and Sub-Advisor's capabilities at a meeting held on March 21-22, 2010 and had determined to renew the current Investment Management Agreement for an additional one-year term (the "2010 Renewal"). The Board noted that shareholders had approved the current Investment Sub-Advisory Agreement among the Fund, the Advisor and the Sub-Advisor for a two-year term at a special meeting held on October 14, 2009. The Board considered that in connection with the 2010 Renewal and its approval of the current Investment Sub-Advisory Agreement in 2009, it had received a report from each of the Advisor and the Sub-Advisor that, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall-out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 with respect to the Original Agreements and that the Board could continue to rely on such information. In addition, the Sub-Advisor represented to the Board that, except for the addition of certain portfolio management techniques that the Sub-Advisor had discussed with the Board, there had been no material changes to the information previously provided to the Board and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreements and the Agreements were immaterial, the Board determined that much of its previous analysis of the Original Agreements applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor and the Sub-Advisor under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor and Sub-Advisor responsible for providing services to the Fund. The Board also considered the representations of both the Advisor and the Sub-Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made with respect to the Original Agreements, the Board concluded that the nature, quality and extent of services to be provided to the Fund by the Advisor and the Sub-Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory and sub-advisory fees payable under the Agreements, noting that they would be the same as the fees payable under the Original Agreements. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's, other than to two other closed-end funds for which the fee rate is identical. The Board also considered that it had reviewed information provided by the Sub-Advisor as to the fees it charges to other similar clients. The Board also considered performance information for the Fund, including the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance and portfolio risk on an ongoing basis. The Board also considered the changes in investment strategies and changes made to the Fund's portfolio since the Sub-Advisor began managing the portfolio in 2009. In light of the information presented on the fees and performance of the Fund and the considerations made at the September meeting, including the considerations made with respect to the

--------------------------------------------------------------------------------
Additional Information - (Continued)
--------------------------------------------------------------------------------

                   First Trust Strategic High Income Fund II
                          October 31, 2010 (Unaudited)

Original Agreements, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment manager to the Fund for the twelve months ended December 31, 2009. The Board considered its prior conclusion that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Fund and noted that the typical fall-out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Fund for providing fund reporting services. The Board concluded that any other fall-out benefits received by the Advisor or its affiliates would appear to be limited. The Board also considered information regarding a private lawsuit involving the Advisor and the Fund alleging misleading disclosure in the Fund's registration statement. The Board noted the Advisor's representation that the lawsuit would not impact the Advisor's ability to perform under the Agreements.

The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor, an unaffiliated third party. The Board noted that the overall management fee structure reflects an appropriate level of sharing of any economies of scale. The Board noted that the Sub-Advisor does not maintain soft-dollar arrangements in connection with its management of the Fund's portfolio and that the Sub-Advisor indicated that it does not receive any material fall-out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that the approval of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

--------------------------------------------------------------------------------
Board of Trustees and Officers
--------------------------------------------------------------------------------


                   First Trust Strategic High Income Fund II
                          October 31, 2010 (Unaudited)


                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Three Year     Physician; President, Wheaton                 64             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Three Year     President (March 2010 to Present),            64             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Three Year     President (2003 to Present),                  64             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since June
Wheaton, IL 60187                     2006
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Three Year     President (June 2002                          64             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Three Year     President, First Trust Advisors L.P.          64             Trustee of
President, Chairman of the Board      Trustee        and First Trust Portfolios L.P.;                             Wheaton College
and CEO(1)                            Term and       Chairman of the Board of Directors,
120 E. Liberty Drive,                 Indefinite     BondWave LLC (Software Development
  Suite 400                           Officer        Company/Investment Advisor) and
Wheaton, IL 60187                     Term           Stonebridge Advisors LLC (Investment
D.O.B.: 09/55                                        Advisor)
                                   o Since Fund
                                     Inception

---------------------

(1) Mr. Bowen is deemed an interested person of the Fund due to his position as President of First Trust Advisors L.P., investment advisor of the Fund.
(2) Currently, Robert F. Keith, as a Class I Trustee, is serving as a trustee until the Fund's 2011 annual meeting of shareholders. Richard E. Erickson and Thomas R. Kadlec, as Class II Trustees, are serving as trustees until the Fund's 2012 annual meeting of shareholders. James A. Bowen and Niel B. Nielson, as Class III Trustees, are serving as trustees until the Fund's 2013 annual meeting of shareholders. Officers of the Fund have an indefinite term. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Board of Trustees and Officers - (Continued)
--------------------------------------------------------------------------------


                   First Trust Strategic High Income Fund II
                          October 31, 2010 (Unaudited)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------

Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Financial Officer,
120 E. Liberty Drive,            Financial Officer                                          First Trust Advisors L.P.
  Suite 400                      and Chief Accounting           o Since Fund                and First Trust Portfolios
Wheaton, IL 60187                Officer                          Inception                 L.P.; Chief Financial
D.O.B.: 11/57                                                                               Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Senior Vice President (April
120 E. Liberty Drive,                                                                       2007 to Present), Vice
  Suite 400                                                     o Since Fund                President (January 2005 to
Wheaton, IL 60187                                                 Inception                 April 2007), First Trust
D.O.B.: 01/66                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

Christopher R. Fallow            Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (August 2006 to Present),
  Suite 400                                                     o Since Fund                Associate (January 2005 to
Wheaton, IL 60187                                                 Inception                 August 2006), First Trust
D.O.B.: 04/79                                                                               Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary and Chief            o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,            Compliance Officer                                         Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since Fund                First Trust Advisors L.P. and
Wheaton, IL 60187                                                 Inception                 First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Deputy Chief                                           2007  to Present), Assistant
  Suite 400                      Compliance Officer             o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     Fund Inception            Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Deputy Chief
                                                                  Compliance
                                                                  Officer since
                                                                  November 2009


---------------------
(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
Privacy Policy
--------------------------------------------------------------------------------

                  First Trust Strategic High Income Fund II
                          October 31, 2010 (Unaudited)

PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

     o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

     o   Information about your transactions with us, our affiliates or others;

     o Information we receive from your inquiries by mail, e-mail or telephone; and

     o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

     o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

     o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.

First Trust [LOGO OMITTED]



INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL  60187


INVESTMENT SUB-ADVISOR
Brookfield Investment Management Inc.
3 World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA  19153


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603



Inside Back Cover

                               [BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

   (a) Audit Fees (Registrant) -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $45,800 for the fiscal year ended October 31, 2009 and $45,800 for the fiscal year ended October 31, 2010.

   (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

          Audit-Related Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

   (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $5,200 for the fiscal year ended October 31, 2009 and $5,200 for the fiscal year ended October 31, 2010.

          Tax Fees (Investment Advisor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

   (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

          All Other Fees (Investment Adviser) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the fiscal year ended October 31, 2009 and $0 for the fiscal year ended October 31, 2010.

   (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

   (e)(2) The percentage of services described in each of paragraphs (b) through
          (d) for the Registrant and the Registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

   (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

   (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the Registrant's fiscal year ended October 31, 2009, were $5,200 for the Registrant and $36,000 for the Registrant's investment adviser and for the Registrant's fiscal year ended October 31, 2010 were $5,200 for the Registrant and $6,000 for the Registrant's investment adviser.

   (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: Thomas R. Kadlec, Niel B. Nielson, Richard E. Erickson and Robert F. Keith.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

Information provided as of January 3, 2011.

      Brookfield Investment Management Inc. ("Brookfield"), serves as the Registrant's investment sub-advisor and is an SEC-registered investment advisor specializing in core fixed-income, high yield, structured products (Mortgage-backed securities ("MBS") including Commercial MBS, Residential MBS and Asset-Backed Securities ("ABS")) as well as global Real Estate Investment Trusts and listed infrastructure securities. Headquartered in New York, the firm has approximately $23 billion of assets under management as of September 30, 2010. Brookfield Investment Management is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $100 billion of assets under management as of September 30, 2010. Dana E. Erikson and Anthony Breaks are joint and primary Portfolio Managers for the Registrant.

DANA E. ERIKSON, CFA, MANAGING DIRECTOR

      Mr. Erikson, Portfolio Manager and the Head of the High Yield Team, is responsible for Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson is a member of Brookfield's Investment Committee. Mr. Erikson has 24 years of investment experience. Prior to joining Brookfield in September 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was the Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

      Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA, DIRECTOR

      Mr. Breaks is a Portfolio Manager and an MBS/ABS team leader in the Structured Products Investment team. Mr. Breaks is also head of the Short Term Investments and Financing business, including repo-financing. Mr. Breaks joined Brookfield in September 2005 from Brookfield Asset Management (formerly known as Brascan), where he worked since 2002. At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic CDO, and development of insurance related investment products. Prior to joining Brascan, Mr. Breaks was a Director at Liberty Hampshire since 2000 and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

      Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology and holds the Chartered Financial Analyst designation.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

Information provided as of October 31, 2010.


                                                                                                   # of Accounts     Total Assets
                                                                                                 Managed for which     for which
                                                                         Total                    Advisory Fee is    Advisory Fee
 Name of Portfolio Manager                                           # of Accounts     Total          Based on        is Based on
        or Team Member                    Type of Accounts*              Managed       Assets       Performance       Performance
        --------------                    -----------------          -------------     ------    ------------------  -------------

1.  Dana Erikson                 Registered Investment Companies:          8           $396M              0                $0
                                 Other Pooled Investment Vehicles:         1            $35M              0                $0
                                 Other Accounts:                           3           $121M              0                $0

2.  Anthony Breaks               Registered Investment Companies:          2            $93M              0                $0
                                 Other Pooled Investment Vehicles:         5           $951M              0                $0
                                 Other Accounts:                           0             $0               0                $0


POTENTIAL CONFLICTS OF INTERESTS


      Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the Portfolio Managers of the Registrant.

         These potential conflicts include:

      Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

      Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

      Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

      Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Brookfield's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Brookfield and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

      Related Business Opportunities. Brookfield or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

      Brookfield has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Brookfield and the individuals that it employs. For example, Brookfield seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Brookfield has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

(a)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS PORTFOLIO MANAGER COMPENSATION


Information provided as of October 31, 2010.

The Registrant's portfolio managers are compensated by Brookfield. The compensation structure of Brookfield's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of Brookfield's indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Brookfield's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Brookfield compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Brookfield's portfolio managers varies in line with the portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Brookfield and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Brookfield seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Brookfield and its indirect parent. While the salaries of Brookfield's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager's performance and other factors as described herein.


(a)(4)   DISCLOSURE OF SECURITIES OWNERSHIP


Information provided as of October 31, 2010.



                                         Dollar Range of Fund Shares
                      Name                   Beneficially Owned


                      Dana Erikson                   $0

                      Anthony Breaks                 $0


(b)      Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
             Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)  Not applicable.

     (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
             Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)              First Trust Strategic High Income Fund II


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 21, 2010



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ James A. Bowen
                          ------------------------------------------------------
                          James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                          (principal executive officer)

Date December 21, 2010


By (Signature and Title)* /s/ Mark R. Bradley
                          ------------------------------------------------------
                          Mark R. Bradley, Treasurer, Chief Financial
                          Officer and Chief Accounting Officer
                          (principal financial officer)

Date December 21, 2010

* Print the name and title of each signing officer under his or her signature.